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                                                                    EXHIBIT 2.N.

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the references to our firm under the caption "Experts" and to the use of our report dated February 5, 2002, in the Post-Effective Amendment No. 1 to the Registration Statement (Form N-2 No. 333-89340) and related Prospectus of American Capital Strategies, Ltd. dated July 9, 2002.

                                          /s/ Ernst & Young LLP

July 9, 2002
McLean, Virginia